UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 1, 2012

HASCO MEDICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-58326	65-0924471
(State or Other Jurisdiction of Incorporation)	(Commission FileNumber)	(IRS Employer Identification No.)

1416 West I-65 Service Road S., Mobile, AL 36693

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (866) 602-1314

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 5, 2012 Hasco Medical, Inc. filed a Current Report on Form 8-K to report that it had closed its acquisition of Ride-Away Handicap Equipment Corp. (Ride-Away) on March 1, 2012.  In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Hasco Medical, Inc. stated that it would file by amendment the required financial statements for Ride-Away and the required pro forma financial information, as permitted by paragraphs (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Attached hereto as Exhibit 99.1 and 99.2 are the audited Ride-Away Handicap Equipment Corp. financial statements for the twelve months ended December 31, 2011 and 2010, respectively.  The 2010 financial statements include certain variable interest entities which were not acquired by HASCO Medical, Inc.

(b) Pro forma financial information.

Attached hereto as Exhibit 99.2 is the HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2011.

(d) Exhibits.

10.1	Stock Purchase Agreement

10.2	Commercial Note with Whitney Bank for $8,000,000 (Line of Credit)

10,3	Commercial Note with Whitney Bank for $500,000

10.4	Security Agreement with Whitney Bank

10.5	Financing Agreement with GE

10.6	Promissory Note with Mark Lore for $3,000,000

99.1	Audited Ride-Away Handicap Equipment Corp. financial statements for the twelve months ended December 31, 2011

99.2

Audited Ride-Away Handicap Equipment Corp. financial statements for the twelve months ended December 31, 2010. These financial statements include certain variable interest entities which were not acquired by HASCO Medical, Inc.

99.3	HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASCO MEDICAL, INC.

May 1, 2012	By:	/s/ Hal Compton, Jr.
Hal Compton, Jr.
Chief Executive Officer and President

May 1, 2012	By:	/s/ Robyn Priest
Robyn Priest
Chief Financial Officer

EXHIBIT INDEX

10.1	Stock Purchase Agreement

10.2	Commercial Note with Whitney Bank for $8,000,000 (Line of Credit)

10,3	Commercial Note with Whitney Bank for $500,000

10.4	Security Agreement with Whitney Bank

10.5	Financing Agreement with GE

10.6	Promissory Note with Mark Lore for $3,000,000

99.1	Audited Ride-Away Handicap Equipment Corp. financial statements for the twelve months ended December 31, 2011

99.2

Audited Ride-Away Handicap Equipment Corp. financial statements for the twelve months ended December 31, 2010. These financial statements include certain variable interest entities which were not acquired by HASCO Medical, Inc.

99.3	HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2011